Exhibit 10.11

REPÚBLICA ORIENTAL DEL URUGUAY (ORIENTAL REPUBLIC OF URUGUAY)

[Coat of Arms]

NOTARIZED PAPER

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158-166

FI No. 368348-368349-368350-368401-368402-368403-368404-368405-368406

[Illegible signature]

FEDERICO SUSENA BERTULLO, NOTARY PUBLIC – 12283/2

No. 24. PROMISE TO BUY AND SELL EXECUTED BY JAMILCO S.A. AND CAMPOSOL URUGUAY S.R.L. In the city of Montevideo, on April eleventh, two thousand eighteen, before me, Federico Susena, Notary Public, there appeared: Silvana Caputto Pereiro, of legal age, holder of identity card number 1.853.605-9, with the same domicile for these purposes as her principal, in her capacity as Vice-Chairman of the Board of Directors, and acting in the name and on behalf of JAMILCO SOCIEDAD ANÓNIMA, a legal entity registered in the Sole Tax Registry of the General Tax Bureau under number 214946720013, with principal place of business for these purposes at calle Esteban Elena No. 6527 of this city (hereinafter, the “Promissory

Seller”), as party of the first part; and Alejandro Leoncio Arrieta Pongo, holder of Peruvian passport number 116591937, of legal age, with the same domicile for these purposes as his principal, in his capacity as Agent, and acting in the name and on behalf of CAMPOSOL URUGUAY S.R.L., a legal entity registered in the Sole Tax Registry of the General Tax Bureau under number 218187200012, with principal place of business for these purposes at Plaza Independencia No. 811, Planta Baja of this city (hereinafter, the “Promissory Buyer”), as party of the second part. For registration purposes in my Notarial Record Book, they attest that: ONE: Subject-Matter. JAMILCO SOCIEDAD ANÓNIMA promises to sell, completely free of any obligations, liens, encumbrances of any nature, expropriations and occupants, under any title, to CAMPOSOL URUGUAY S.R.L., who, under these terms and conditions, promises to acquire the ownership and possession of the following real property: five (5) parcels of land with buildings, fences, trees, plantations and other improvements attached thereto, located at the eleventh cadastral section of the Department of Salto, rural area, which are described as follows: i) plot number one thousand three hundred and forty-nine (1,349), which, according to surveyor Rodolfo Margall’s plan dated March 2008, registered in the

National Land Registry Office, Salto Delegate Office under number 10,842 on March 31, 2008, has a surface area of three hundred and twenty-two hectares nine thousand one hundred meters (322 hectares 9,100 meters) and, according to the relevant title deeds, covers an area of three hundred and eleven hectares one thousand seven hundred and thirty-seven meters (311 hectares 1,737 meters), and is bounded as follows: to the Northwest, a broken line composed of two straight sections measuring 1,145.60 meters and 803 meters, both facing Camino Departamental (formerly Ruta número 3); to the Southeast, Arroyo Espinillar that separates it from plots 11,543, 11,544 and 1,306; to the Southwest, a broken line composed of two straight sections measuring: 307 meters and 1,725.20 meters, both of them bordering on plot 3,788; ii) plot number eleven thousand seven hundred and forty-three (11,743) (previously in a larger area with number 11,544 and prior to that with number 1,307), which, according to surveyor Rodolfo Margall’s survey plan dated April 2008, registered in the National Land Registry Office, Salto Delegate Office under number 10,855 on April 22, 2008, has a surface area of ninety hectares seven thousand three hundred meters (90 hectares 7,300 meters), and is bounded as follows: to the Northeast, a broken line composed of twelve straight sections measuring: 651.80 meters, 4.90 meters, 370.50 meters, 70.80 meters, 61.10 meters, 12.50 meters, 54.60 meters, 37.30 meters, 112.90 meters, 184 meters, 84.70 meters and 218.80 meters, all bordering on plot 11,544; to the Southwest, 670 meters bordering on part of plot 1,306; to the Southwest, Arroyo Espinillar, which separates it from plot 1,349; to the Northwest, 593 meters bordering on part of plot 11,543; iii) plot number eleven thousand five hundred and forty-three (11,543) (formerly in a larger area with number 1,307), which, according to surveyor Rodolfo Margall’s plan dated April 2007, registered in the National Land Registry Office, Salto Delegate Office under number 10,643 on April 27, 2007, has a surface area of one hundred and twelve hectares seven thousand six hundred meters (112 hectares 7,600 meters), and is bounded as follows: to the Northwest, 1,353 meters facing Camino Departamental (formerly Ruta número 3); to the Northeast, 931.60 meters bordering on part of plot 1,307; to the Southeast, 1,328 meters bordering on part of plot 1,307; to the Southwest, Arroyo Espinillar that separates it from plot 1,349; iv) plot number three thousand nine hundred and nineteen (3,919), which, according to surveyor Ernesto G. Sisto’s plan dated November 1977, registered in the National Land Registry Office under number 1,247 on December 27, 1977, is identified as parcel “3,919 – a”, consists of a surface area of sixty hectares one thousand nine hundred and sixty meters (60 hectares 1,960 meters), and is bounded as follows: to the Northwest, a broken line composed of five straight sections measuring: 234.20 meters, 79.50 meters, 200 meters, 150 meters and 82.15 meters, the first two facing Ruta número 3 and bordering the last three on plot number 7,357-a; to the Northeast, contour line at elevation plus 35.50 meters (referring to elevation zero of Riachuelo – Republic of Argentina) that separates it from parcel “3919-b” of the same plan; to the Southeast, 985.60 meters bordering on part of plot number 7,264-a, and to the West, 1,024.20 meters bordering on part of plot number 1,437; and v) plot number one thousand four hundred and thirty-seven (1,437), which, according to surveyor Ernesto G. Sisto’s plan dated October 1973, registered in the National Land Registry Office under number 936 on December 28, 1973, is identified as parcel “C two”, consists of an area of ninety-seven hectares five thousand nine hundred meters (97 hectares 5,900 meters), and is bounded as follows: to the Northwest, a broken line composed of two straight sections measuring: 118.80 meters and 1,130.60 meters facing Ruta número 3; to the East, 1,864.80 meters bordering on part of plot number 3,919 and plot number 7,264; to the Southeast,

207.35 meters bordering on part of plot number 7,264; to the Southwest, 1,319.40 meters bordering on parcel “C one” of the same plan (hereinafter, collectively the “Real Properties”). TWO: Price. The price of this sale and purchase amounts to two million seven hundred thousand United States dollars (USD 2,700,000), which is divided into the following amounts: (I) the sum of two million four hundred thousand United States dollars (USD 2,400,000) that the Promissory Buyer hereby pays to the Promissory Seller, by means of endorsement and delivery of the following bills of exchange: (i) a crossed bill of exchange in the amount of two million one hundred thirty thousand United States dollars(USD 2,130,000), issued in the name of the Promissory Buyer by Banco Itaú Uruguay S.A., series 02, number 228834, dated April 9, 2018; and (ii) a crossed bill of exchange in the amount of two hundred and seventy thousand United States dollars (USD 270,000), issued in the name of the Promissory Buyer by Banco Itaú Uruguay S.A., series 02, number 228827, dated April 9, 2018; the parties agreeing that the obligation shall be novated, and only the exchange actions pertaining to said securities shall remain in force. By virtue of the foregoing, the Promissory Seller grants the Promissory Buyer a letter of payment in the amounts referred to in items (i) and (ii) of (I) above;

and (II) the amount of three hundred thousand United States dollars (USD 300,000), which the Promissory Buyer shall pay through one of the means of payment provided for in Law No. 19,210, as amended and regulated, simultaneously with the execution of the purchase and sale of the Real Property. The balance of the price shall not accrue compensatory interest. THREE: Delivery of the Real Properties. The Promissory Seller hereby delivers the Real Properties to the Promissory Buyer, free of occupants in any capacity whatsoever. The Promissory Seller shall be liable, until this date, for the payment of the national and municipal taxes and utilities installed in the Real Properties, which are levied on the same or their owners are required to pay, and shall be obliged to pay the above-mentioned items that have been generated prior to the delivery of the Real Properties, even if they have been incurred after the delivery of the Real Properties. FOUR: Issue of Title Deed. The final sale and purchase shall be executed within a maximum term of six (6) months from the date hereof, which may be automatically extended for up to three (3) additional months, without prejudice to the provisions of Section Ten hereof. FIVE: Registration Certificates. In the event of any registration in the registration certificates with respect to the Real Properties or their current or previous owners and which affects the promised transaction, the Promissory Seller shall be liable for cancelling the registration or, if applicable, the registration shall be cancelled within the term prior to the sale and purchase, by the Promissory Seller’s person in charge, by means of a notarial certificate and in a properly substantiated manner. SIX: Default. In the event of default with respect to any of the obligations arising from this contract, the sum of three hundred thousand United States dollars (USD 300,000) shall be payable as penalty, without prejudice to the right to demand the payment of the agreed fine and the relevant enforcement on a cumulative basis. SEVEN: Termination. 7.1 In the event of termination of this promise due to non-performance by the Promissory Buyer, without prejudice to the penalty amount payable to the Promissory Seller, who is entitled from this very moment to apply to such penalty amount the sums received on account of the price up to the matching amount, the parties agree that: a) the Promissory Buyer is required to return the Real Property within ten (10) days from the enforcement of the judgment that ordered the termination, upon failure to return the Real Property within the agreed term, a daily fine of three hundred United States dollars (USD 300) shall be applied for each day of delay in the delivery thereof;

and b) the improvements shall remain for the benefit of the Real Property, without the right to claim any refund whatsoever. 7.2 In the event of termination of this promise due to default by the Promissory Seller, the latter shall pay the Promissory Buyer the amount of the agreed penalty, as well as refund the sums paid on account of the price within 10 days from the enforcement of the judgment that ordered the termination, concurrently with the return of the Real Property by the Promissory Buyer. EIGHT: Issue of Title Deed by Court Order. If the Promissory Buyer is unable to obtain the deed of transfer of ownership due to resistance, impediment, bankruptcy or insolvency of the Promissory Seller, or for any other reason, the latter shall bear any and all expenses arising from the issue of the title deed by court order. NINE: Miscellaneous. The parties expressly agree: A) Arrears. A party shall be deemed to be in arrears of its obligations by operation of law, due to the mere expiration of the established terms or to the omission or performance of any act or fact that results in doing or not doing something contrary to the contract provisions. B) Severability. The subject-matter of the obligations undertaken may not be severed herefrom. C) Communications. To establish the repetition-paid telegram, notarial record and any other reliable means for all the communications, notices, notifications and messages that must be exchanged between them, except those for which the law provides another means to that end. D) Special Addresses. To establish as special addresses, for all court or out-of-court purposes arising herefrom, those respectively herein indicated as their own. E) Default Interest. All due and payable sums shall accrue default interest at an effective rate of nine percent (9.00%) per annum. TEN: Authorization by the Executive Branch - Law No. 18,092. 10.1 Given that the Promissory Buyer must obtain the Executive Branch’s authorization in order to become the owner of the Real Properties as provided for in Law No. 18.092, as amended and regulated, the parties expressly agree that should the Promissory Buyer fail to obtain the aforementioned authorization from the Executive Branch within the term set forth in Section Four hereof for the execution of the sale and purchase of the Real Properties, the Promissory Seller shall, concurrently with the collection of the balance of the price agreed to in Section Two, paragraph (ii) hereof: (a) grant a special and express power-of-attorney in favor of the Promissory Buyer or whoever it may designate, to execute the final sale and purchase (waiving, in favor of the agents, the obligation to be held to account) in accordance with the text signed by the parties concurrently herewith and to obtain the notarization of a copy thereof, undertaking not to revoke said power-of- attorney, under warning of being imposed the penalty established herein plus the damages for the expenses and fees resulting from a possible issue of title deed by court order; (b) deliver to the Promissory Buyer: (i) the special certificate issued by the Banco de Previsión Social authorizing the sale and purchase; and (ii) such other documents as may be necessary on the part of the Promissory Seller to execute the sale and purchase (for example: property tax return and payment receipt, etc.). 10.2 If the Executive Branch fails to grant the Promissory Buyer the authorization referred to in the preceding paragraph, the Promissory Buyer shall assign the rights arising from this promise to buy and sell in favor of an individual or a legal entity that is fully compliant with the related regulations, and the Promissory Seller accepts from this very moment the assignment of the aforementioned promise to buy and sell. A prior condition for said acceptance is that the Promissory Buyer has paid in full the price agreed upon hereunder and that the expenses, costs and taxes derived from said assignment are fully assumed by the Promissory Buyer. ELEVEN. Taxes. Any national or municipal taxes and the payment of the utilities installed in the Real

Properties shall be borne pro rata between the parties in proportion to the time that each of them occupies the Real Properties. TWELVE: Other Assets. The parties agree that the subject-matter and the price agreed to herein include all assets attached to the premises, such as sanitation facilities, water tanks, mills, antennas, pipes, power generators, hydraulic pumps, improvements in general, etc. THIRTEEN: Law No. 8,733. The parties represent that they know and accept the provisions of Law No. 8,733 of June 17, 1931, and its related and amending provisions, and agree that this contract shall be governed by such provisions and shall be registered in the Real Estate Section of the Property Registry of Salto. Moreover, I, the undersigned Authorizing Party, hereby state that: A) Knowledge. I do not know the appearing parties, who have proven their identity to me with the documents that were produced to me. B) Personal Information. I) (i) Jamilco Sociedad Anónima is a legal entity validly existing and in good standing, organized in accordance with Law No. 16,060, according to its bylaws dated February 10, 2004, the signatures of which were certified by Esther Reitzes, Notary Public, approved by the Nation’s Internal Audit Office on March 5, 2004, recorded in the Registry of Legal Entities, Commerce section under number 3,551 on May 10, 2004 and published in the Official Gazette of May 21, 2004 and in “El Heraldo Capitalino” of May 24, 2004. Its subsequent amendments were duly registered, approved and published. ii) As provided for in the bylaws, the Company is represented by the Manager, the President or any Vice-President interchangeably or by two Directors acting jointly. iii) By Regular Meeting of Shareholders held on January 28, 2016, the following Board of Directors was appointed: Chairman: Manuel Caputto Rodríguez, Vice-Chairman: Silvana Caputto Pereiro, and Secretary: Mónica Caputto Méndez, there being no subsequent minutes that modify such appointment. The Company notified the above-referred Board of Directors to the Registry of Legal Entities, Commerce section, on July 29, 2016 under registration number 10,463. iv) The control action provided for by Law No. 18,930, Section 14 of Decree No. 247/2012 as worded by Decree No. 24/013 (notice to the Central Bank of Uruguay) does not apply, since the Company’s share capital is represented by registered shares. (v) As it appears from the Company’s register book of registered shares, the owners of one hundred percent of the shares of Jamilco Sociedad Anónima are individuals and have always been so. (vi) The Company’s Special Meeting of Shareholders held on March 8, 2018 resolved to approve the execution hereof. II) (i) Camposol Uruguay S.R.L is a legal entity validly existing and in good standing, organized pursuant to Law No. 16,060 by private document executed on January 26, 2018 in the City of Lima, Peru, the signatures of which were certified by Notary Public Alfredo Zambrano Rodríguez on the same date, duly apostilled and notarized by Notary Public Soledad Echevarría in Montevideo on February 15, 2018, registered in the Registry of Legal Entities, Commerce Section, on February 16, 2018 under number 1,713, and published in the Official Gazette and in “El Redactor” on March 16, 2018. ii) According to the articles of incorporation, the administration and management of the corporate business, as well as the representation of the company and the use of the corporate signature with the broadest powers is vested on Jorge Luis Ramírez Rubio, Alejandro Leoncio Arrieta Pongo, Adrés Daniel Colichón Sas and Pedro Javier Morales Garcés, any two of them acting jointly in their capacity as Managers. C) Origin. The Promissory Seller acquired the Real Properties as follows: Plot number 1,349. By purchase and sale title and in the form of traditio from the Banco Comercial Fondo de Recuperación de Patrimonio Bancario [Bank Property Recovery Fund Commercial Bank], according to deed authorized on April 9, 2008 by Notary Public Karina Martínez Rodriguez Santana, the first copy of which was registered in the

Real Estate Section of the Property Registry of Salto on April 21, 2008, under number 781. Plot number 11,743. By purchase and sale title and in the form of traditio from Germán Moller Leal, remarried for the second time to Nilda Miller, according to the deed authorized by Notary Public Karina Martínez Rodriguez Santana on July 1, 2008, the first copy of which was registered in the Real Estate Section of the Property Registry of Salto on July 3, 2008, under number 1,481. Plot number 11,543. By purchase and sale title and in the form of traditio from Germán Moller Leal, remarried for the second time to Nilda Miller, according to the deed authorized by Notary Public Karina Martínez Rodriguez on October 18, 2007, the first copy of which was registered in the Real Estate Section of the Property Registry of Salto on October 22, 2007, under number 2,721. Plots number 3,919 and 1,437. By sale and purchase title and in the form of traditio from spouses Germán Moller Leal and Nilda Griselda Miller Herrera, Juan Andrés Castiglioni Larghi and Ana María Castiglioni Fournier, Analía Castiglioni Castiglioni, married to Juan Pablo Arnoletti, Rafael Castiglioni Castiglioni, married to Carolina San Martín, and Andrés Castiglioni Castiglioni, married to Rosina Di Bello, according to the deed authorized on December 13, 2006 by Notary Public Silvia Yaneth Buschiazzo, the first copy of which was registered in the Real Estate Section of the Property Registry of Salto on July 22, 2008 under number 1-636. D) Real Estate Tax and Elementary Education Tax. The properties are up to date on the payment of the Real Estate Tax and the Elementary Education Tax. E) Instituto Nacional de Colonización [National Colonization Institute]. i) I have sighted the certificates issued by the Instituto Nacional de Colonización on January 29, 2018, from which it appears that the Real Properties are exempted from Law No. 11,029 as worded by Law No. 18,187 and Law No. 18,756. ii) The Real Properties are not to be offered to the Instituto Nacional de Colonización, since the surface area of the Real Properties is less than 500 hectares of productivity according to the CONEAT 100 index, and since they do not border on any plot included in the regime established by Law No. 11,029 as worded by Law No. 18,187, Law No. 18,756 and Law No. 19,577, as regulated. F) Law No. 18,308 (Section 66). By decision number 82 dated October 14, 2008, decision number 288 dated December 26, 2011, and decision number 21 dated January 25, 2017, the Municipal Intendance of Salto resolved not to exercise the preemptive right granted by Law No. 18,308, Section 66. G) National Water Authority. I have sighted the records issued by the Water Resources Division of the National Water Authority on

January 22, 2018, from which it appears that there are no procedures or records of water utilization works with respect to the Real Properties. H) Single Departmental Certificate. I have sighted the Single Departmental Certificate issued by the Municipal Intendance of Salto on January 9, 2018 under number 107,579, to the Promissory Seller and evidencing that such party has no dues in respect of the real estate contribution tax, the vehicle license tax or any tax penalties related to such taxes levied on the real properties and motor vehicles declared as their property. I) Real Value. The Real Properties have the following real values: plot number 1,349, 5,694,518 Uruguayan pesos; plot number 11,543, 1,146,544 Uruguayan pesos; plot number 1,437, 479,340 Uruguayan pesos; plot number 3,919, 640,726 Uruguayan pesos, and plot number 11,743, 922,543 Uruguayan pesos. J) Dollar Value. The buy quote for one dollar is 27.73 Uruguayan pesos. K) Decree No. 355/2010. Pursuant to the provisions of Decree No. 355/2010, I hereby certify that I have executed this document by applying the appropriate due diligence measures. L) Priority reserve. A priority reserve was requested for this transaction, which was admitted by the Real Estate Section of the Property Registry of Salto, under number 800 on April 10, 2018. LL) Reading and granting. After due reading hereof by the undersigned, the parties hereto executed and signed this document. M) Reference. This deed immediately follows the Promise to Buy and Sell deed number 23, executed on April 10, from page 149 to page 157. ADDITIONAL CLAUSE: At this stage, I hereby certify that Alejandro Leoncio Arrieta Pongo acts on behalf of the Promissory Buyer according to the Special Power-of-Attorney authorized on April 9, 2018 by Notary Public María Fernanda González, which contains sufficient powers to execute this document and is in force as of this date. The addendum was read and executed.

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